Exhibit 19.15.4
Consent of Qualified Person
I, Geoffrey Gushée, in connection with the “Arthur Gold Project, Nevada, Technical Report Summary on a Pre-feasibility Study” dated 31 December 2025 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti plc’s (“AngloGold Ashanti”) annual report on Form 20-F for the year ended 31 December 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

•the public filing and use of the Technical Report Summary as an exhibit to the Form 20-F;

•the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary;

•any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F; and

•the incorporation by reference of the above items as included in the Form 20-F into AngloGold Ashanti's registration statements on Form S-8 (Registration Nos. 333-274681 and 333-278925) (and any amendments or supplements thereto).

Date: 26 March 2026

/s/ Geoffrey Gushée

Geoffrey Gushée

Exhibit 19.15.4
Consent of Qualified Person

I, Hamid Taghavi, in connection with the “Arthur Gold Project, Nevada, Technical Report Summary on a Pre-feasibility Study” dated 31 December 2025 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti plc’s (“AngloGold Ashanti”) annual report on Form 20-F for the year ended 31 December 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

•the public filing and use of the Technical Report Summary as an exhibit to the Form 20-F;

•the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary;

•any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F; and

•the incorporation by reference of the above items as included in the Form 20-F into AngloGold Ashanti's registration statements on Form S-8 (Registration Nos. 333-274681 and 333-278925) (and any amendments or supplements thereto).

Date: 26 March 2026

/s/ Hamid Taghavi

Hamid Taghavi